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                                                                    EXHIBIT 10.3

                     AMERICAN SAFETY INSURANCE GROUP, LTD.

                        1998 DIRECTOR STOCK AWARD PLAN


1. Purpose

     The purpose of the 1998 Director Stock Award Plan (the "Plan") is to enable American Safety Insurance Group, Ltd. (the "Company") to attract and retain non-employee directors to contribute to the Company's growth and enhancement of shareholder value, and to encourage such directors to participate in the long-term development of the Company through ownership of common shares ("Common Shares") of the Company.

     The purpose of the Plan is to be carried out through the granting of restricted Common Shares (the "Award") to non-employee directors. For purposes of the Plan, a non-employee director means a member of the Board of Directors of the Company who is not an employee of the Company or a subsidiary. Unless otherwise indicated by the context herein, references to the "Company" includes the Company and its subsidiaries.

2. Administration of the Plan

     (a) Appointment of Committee. The Plan shall be administered by a compensation committee (the "Committee") appointed by the Board of Directors of the Company (the "Board of Directors") and comprised solely of members of the Board of Directors. The Committee shall include only "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule. The Board of Directors shall designate a member of the Committee to act as Chairman of the Committee, and the Board of Directors may remove any member of the Committee at any time and appoint any director to fill any vacancy on the Committee.

     (b) Committee Meetings. The Committee shall hold its meetings at such times and places as specified by the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum. All actions of the Committee shall be taken by the vote of a majority of the members of the Committee at a meeting duly called by its Chairman; provided, however, any action taken by written consent, signed by a majority of the members of the Committee, shall be as effective as an action taken by the Committee at a meeting duly called and held.
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     (c)  Committee Powers.  Subject to the provisions of the Plan, the
Committee shall have full and final authority, in its discretion, to take any action with respect to the Plan including, without limitation, the following:
(i) to determine the individuals to receive Awards, the number of Common Shares to be subject to each Award, and the other terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form of the agreements evidencing an Award granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, the rules and regulations, and the agreements evidencing Awards granted under the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan.

3. Effective Date

     Subject to the approval of the Plan by a majority of the outstanding Common Shares of the Company voted at the 1998 Annual Meeting of Shareholders, the Plan shall be effective as of January 29, 1998. Awards may be granted under the Plan on and after the effective date.

4. Grant of Awards; Shares of Stock Subject to the Plan

     (a) Compensation in Common Shares. Effective immediately upon the approval of the Plan pursuant to Section 3 hereof, each non-employee director, upon election as a director shall, in addition to any meeting attendance or per diem fees, be granted an annual Award in the form of Common Shares, subject to the restrictions of the Plan, having a fair market value on the date of grant of $5,000 (or a pro rata portion thereof for less than a full year's service). The Awards are granted to the non-employee directors who are serving as directors immediately after each Annual General Meeting and the fair market value of the restricted Common Shares is determined as of the date of grant. The Awards shall vest as of the day immediately preceding the next Annual General Meeting following the date of grant. If the computation of Common Shares subject to an Award results in a fractional Common Share, such computation shall be rounded to the nearest whole Common Share.

     (b) For purposes of the Plan, the fair market value of the Common Shares shall be determined in good faith by the Committee in accordance with the following provisions: (i) if the Common Shares are included in the Nasdaq National Market or listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price of the Common Shares as reported in the Nasdaq National Market or the New York Stock Exchange or the American Stock Exchange (as applicable) on the date

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immediately preceding the date the Award is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Award is granted for which closing price information is available; or (ii) if the Common Shares are not listed or reported in any of the foregoing, then the fair market value shall be determined by the Committee.

     (c) Reserved Shares. Subject to adjustment as provided in Section 10 hereof, the total number of Common Shares that may be awarded under the Plan shall not exceed 30,000 Common Shares of authorized but unissued or reacquired Common Shares of the Company. The total number of Common Shares authorized under the Plan may be increased from time to time by the approval of the Board and, if required pursuant to Rule 16-3 of the Securities and Exchange Commission or its successor or rules of any stock exchange, by the shareholders of the Company. The Company shall reserves sufficient authorized Common Shares to provide for the Awards granted hereunder. To the extent that an Award lapses or the rights of any participant to whom it was granted terminate, expire or are canceled for any other reason, in whole or in part, the Common Shares subject to such Award shall again be available for grant of an Award of the Plan.

5. Eligibility

     An Award may be granted by the Committee only to an individual who on the date the Award is granted is a non-employee director of the Company. Each Award granted under the Plan shall be evidenced by an agreement in such form as the Committee shall prescribe pursuant to the terms and conditions of the Plan.

6. Restrictions on Awards

     (a) Custodial Account. The Common Shares granted under the Plan shall be held by the Company in a custodial account on behalf of each participant until such time as the Common Shares are vested pursuant to the terms of the Plan.

     (b) Vesting. The Common Shares held by the Company shall remain in the custodial account until vesting, which shall occur as of the date immediately preceding the next Annual General Meeting following the date of grant. Upon vesting, the Common Shares shall be distributed to the non-employee director within a reasonable time, not to exceed 30 days from the date of vesting and the custodial account shall be deemed terminated as to such Common Shares.

     (c) Forfeiture. If a participant ceases to be a non-employee director for any reason prior to vesting, the participant shall forfeit his right to the Common

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Shares and the custodial account shall be terminated as to such Common Shares.
Any forfeited Common Shares shall under such circumstances revert back to the Company. In addition, notwithstanding anything in this Plan to the contrary, any Award under this Plan may be reduced by the Committee (including a reduction to zero) in the event that the Committee determines, in its sole discretion, that any action or failure to act by a participant constitutes a violation of the Company's standing corporate policies (as in effect from time to time) and/or a violation of the federal, state or local statutes or regulations.

     (d) No Assignment. The Common Shares held in the custodial account shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.

     (e) Death and Disability of a Participant. A participant who ceases to serve on the Board by reason of (i) death or (ii) disability, shall be vested in his entire Award upon such occurrence notwithstanding anything in this Plan to the contrary.

7. Rights as a Participant

     (a) A participant shall not be entitled to any rights as a shareholder with respect to any Common Shares granted under the Plan, including but not limited to, voting rights, until such Common Shares have vested to the custodial account.

     (b) A participant agrees to assume all risks in connection with any decrease in the value of the Common Shares granted to a participant pursuant to the terms of this Plan.

     (c) A participant shall notify the Company immediately if he elects to make an election under Section 83(b) of the Internal Revenue Code or upon the occurrence of any other event resulting in the value of the Common Shares being includable in a participant's income prior to vesting.

     (d) The Company shall undertake and follow the necessary procedures to make prompt delivery of the number of Common Shares held in the custodial account upon the vesting of such Common Shares. Such delivery, however, may be postponed, in the sole discretion of the Company, to enable to the Company to comply with any applicable laws, regulations, procedures or listing requirements of any governmental agency, regulatory authority or stock exchange.

     (e) A participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any Common Shares subject to an Award unless and until certificates for such Common Shares are issued to such person or persons under the Plan.

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8. Change of Control

     (a) In the event of a "Change of Control", all Awards which are not yet vested shall become fully vested as of the date of such Change of Control.

     (b) For purposes of the Plan, a "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

          (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent (30%) or more of the outstanding Common Shares of the Company. For the purposes hereof, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, any subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act;

          (ii) The date the shareholders of the Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation, in which the Company is not the continuing or surviving corporation or pursuant to which any shares of Common Shares of the Company would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Company; or

          (iii) The date there shall have been a change in a majority of the Board of Directors of the Company within a twenty four-month period unless the nomination for election by the Company's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twenty four-month period.

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9. Nontransferability of Awards and Shares

     (a) Awards granted pursuant to the Plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession. To the extent required by Section 16 of the Exchange Act, Common Shares acquired under the terms of the Plan shall not, without the consent of the Committee, be transferable (including by pledge or hypothecation) until the expiration of six months after the date the Award becomes vested.

     (b) Unless a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") is then in effect with respect to the Common Shares received by a participant under the Plan, the recipient shall hold such Common Shares for investment purposes only and not for resale or distribution and shall furnish the Company with a written statement to that effect when he receives an Award and a reference to such investment undertaking shall be placed on the certificate for the Common Shares.

10. Dilution or Other Adjustments

     If there is any change in the outstanding Common Shares of the Company as a result of a merger, consolidation, reorganization, stock dividend, stock split distributable in Common Shares, or other change in the capital stock structure of the Company, the Committee, as it deems necessary, shall make such adjustments to Awards to reflect such change so as to prevent the diminution or enlargement of a participant's rights, including but not limited to, adjustments in the aggregate number of Common Shares reserved for issuance under the Plan, and adjustments to the number of Common Shares subject to an Award shall always be a whole number.

11. Withholding Taxes

     A recipient of Common Shares pursuant to an Award shall be required to pay to the Company, or make arrangements satisfactory to the Company, regarding the payment of, the amount of any foreign, federal, state or local taxes of any kind required by law to be withheld with respect to the received under an Award.

12. Stock Award Agreement

     The grant of an Award under the Plan shall be evidenced by the execution of an agreement (the "Award Agreement") between the Company and each participant. The Award Agreement shall set forth the date of grant of the Award, the number of Common Shares, and such other terms and conditions as the Committee shall determine which are consistent with the provisions of the Plan and applicable law and regulations.

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13. Restrictions on Shares

     The Company may impose such restrictions on the Common Shares received under an Award granted under the Plan as it may deem advisable, including but not limited to, restrictions necessary to ensure compliance with the Securities Act, under the requirements of any applicable self-regulatory organization and under any blue sky or state securities laws applicable to such Common Shares. The Company may cause a restrictive legend to be placed on any certificate issued pursuant to the grant of an Award in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel to the Company.

14. Amendment or Termination

     The Plan may be amended or terminated at any time by action of the Board of Directors, provided, that:

     (a) Any amendment which would (i) materially increase the aggregate number of Common Shares which may be issued under the Plan (other than changes as described in Section 10 hereof), or (ii) materially change the requirements for eligibility to receive Awards under the Plan, shall be made only with the approval of the shareholders of the Company.

     (b) No outstanding Award shall be amended or otherwise modified without the consent of a participant if such action would adversely affect such participant's rights with respect to such Award.

15. Rights of Participants

     Nothing in the Plan or any Award granted hereunder shall confer upon any participant or his executors, administrators or legal representatives any of the rights of any shareholder of the Company with respect to the Common Shares subject to an Award until certificates for such Common Shares have been issued by the Company to such person pursuant to the terms of the Plan. Nothing in the Plan or an Award granted hereunder shall confer upon any participant any right to be a director or remain as a director of the Company.

16. Section 16(b) Compliance

     To the extent that participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the

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provision shall be deemed null and void, and in all events the Plan shall be construed in favor of Plan transactions meeting the requirements of Rule 16b-3 or successor rules applicable to the Plan.

17. Severability

     In the event any provision of the Plan shall be held invalid or illegal for any reason, the invalidity or legality shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the invalid or illegal provision had not been included.

     IN WITNESS WHEREOF, the 1998 Director Stock Award Plan is, by the authority of the Board of Directors of the Company, executed in behalf of the Company, on January 29, 1998.

                                       AMERICAN SAFETY INSURANCE GROUP, LTD.

                                       By: /s/ Frederick C. Treadway
                                           ------------------------------------
                                           Frederick C. Treadway,
                                           Chairman of the Board of Directors

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